                                                                   Exhibit 10.31

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     This Second Amendment to Credit Agreement is made as of the 16th day of March, 1998 by and among PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Borrower"), PRIME GROUP REALTY TRUST, a Maryland trust (the "Company") and BANKBOSTON, N.A., a national banking association ("BankBoston"), PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation ("Prudential"), the other lending institutions which are from time to time listed on Schedule 1, (collectively, with BankBoston and Prudential, the "Lenders") and BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent").

     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of November 17, 1997 as amended by First Amendment to Credit Agreement dated as of December 15, 1997 (the "Existing Agreement"); and

     WHEREAS, the parties have agreed to amend the Existing Agreement to decrease the Total Commitment, to further modify the definition of Collateral Value and to make certain other modifications.

     NOW, THEREFORE, the parties hereby agree that effective upon the date hereof the Existing Agreement is amended as follows:

     1. Decrease in Total Commitment. The Total Commitment is hereby decreased to $200,000,000 and each Lead Lender hereby decreases its Commitment to the amount shown on the revised Schedule 1.2 attached hereto. Effective upon the earlier to occur of (i) the date that the Continental Towers Property is no longer an Assigned Mortgaged Property or (ii) April 24, 1998, the Total Commitment shall be further decreased to $190,000,000. Such further decrease shall be accomplished by decreasing the Commitment of each Lead Lender by $5,000,000.

     2. Definitions: (S)1.1 of the Existing Agreement is amended to provide that the following terms shall have the following meanings and, to the extent that any of the following terms are already defined in the Existing Agreement, such definitions shall be deemed to be amended and restated by the following definitions:

     Applicable Margin. As of any date of determination:

     (i) 1.20%, if Total Liabilities are less than 30% of Total Adjusted Assets, or

     (ii) 1.35%, if Total Liabilities are equal to or less than 45% of Total Adjusted Assets but the condition set forth in clause (i) of this definition is not satisfied,

     (iii) 1.50% if Total Liabilities exceed 45% of Total Adjusted Assets.

Any change in the Applicable Margin caused by a change in the ratio of Total Liabilities to Total Adjusted Assets shall become effective on the 46th day following the end of the fiscal quarter at which such ratio was computed as shown on a Compliance Certificate which reflects such change in said ratio above or below the 30% level or the 45% level. Notwithstanding anything to the contrary in this definition for so long as the Continental Towers Property is an Assigned Mortgaged Property, the Applicable Margin will be 2.00%.

     Collateral Value. With respect to each Mortgaged Property an amount equal to the lesser of its Appraised Value or its Borrowing Base Value, provided that the Collateral Value of an Assigned Mortgaged Property shall not exceed the lesser of (i) the Borrower's net acquisition cost for the Assigned Note and related documents or (ii) the outstanding principal amount of the applicable Assigned Note and provided that effective on April 24, 1998 the Collateral Value of the Continental Towers Property shall become zero.

     Real Estate. All real property at any time owned, leased (as lessee or sublessee) or operated by the Borrower, any Guarantor, or any of the Related Companies or any Permitted Joint Venture. The term Real Estate also includes the properties subject to the Security Deeds relating to the Assigned Mortgaged Properties.

     3. Updated Schedules to Credit Agreement. The following Schedules to the Credit Agreement are hereby updated, supplemented or replaced as follows:

          (a)  Schedule 1.1 is replaced by Schedule 1.1 attached hereto.

          (b)  Schedule 1.2 is replaced by Schedule 1.2 attached hereto.

          (c)  Schedule 1.4 is replaced by Schedule 1.4 attached hereto.

     4. Representations and Warranties. The Borrower and the Company represent and warrant that each of the representations and warranties contained in (S)6 is true, correct and complete in all material respects as of the date hereof to the same extent as though made on such date and that no Default or Event of Default has occurred and is continuing on the date hereof.

     5. Effectiveness of Loan Documents. The Borrower hereby confirms that each of the Security Documents shall continue to secure the payment and performance of all of the Obligations under the Existing Agreement as amended hereby and the Borrower's obligations under the Security Documents shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement shall mean and be a reference to the Existing Agreement as amended hereby and as the Credit Agreement may be further amended. Except as specifically amended by this Amendment, the Existing Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6. Miscellaneous. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Existing Agreement including, without limitation, all definitions set forth in
(S)1.1, the rules of interpretation set forth in (S)1.2, the provisions relating to governing law set forth in (S)20, the provisions relating to counterparts in (S)22 and the provision relating to severability in (S)26.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

WITNESS:                            BANKBOSTON, N.A.

/s/ Angela M. Collins               By: /s/ Lori Y. Litow
----------------------------            ------------------------------------
                                        Lori Y. Litow
                                        ------------------------------------
                                       Its: Vice President
                                            --------------------------------

                                    PRUDENTIAL SECURITIES CREDIT
CORPORATION


____________________________        By: /s/ Jeff K. French
                                        ------------------------------------
                                        Jeff K. French
                                        ------------------------------------
                                       Its: Vice President
                                            --------------------------------

                                    PRIME GROUP REALTY TRUST


/s/ Patrick L. McGaughy             By: /s/ William M. Karnes
----------------------------            ------------------------------------
                                        William M. Karnes
                                        ------------------------------------
                                       Its: Executive Vice President and
                                            Chief Financial Officer
                                            --------------------------------

                                     PRIME GROUP REALTY, L.P.
                                     By: PRIME GROUP REALTY TRUST,
                                         its managing general partner


/s/ Patrick L. McGaughy             By: /s/ William M. Karnes
----------------------------            ------------------------------------
                                        William M. Karnes
                                        ------------------------------------
                                       Its: Executive Vice President and
                                            Chief Financial Officer
                                            --------------------------------

                                  SCHEDULE 1.1

                             Mortgaged Properties
                             --------------------

1.   Donnelley Building, 77 West Wacker Drive, Chicago, IL

2.   Hilton Parking Garage, Knoxville, TN

3.   SunTrust Bank Bldg., 201 4th Ave., N., Nashville, TN

4.   The Weston, 4823 Kingston Pike, Knoxville, TN

5.   One Centre Square, 620 Market St., Knoxville, TN

6.   Two Centre Square, 625 Gay St., Knoxville, TN


                         Assigned Mortgaged Properties
                         -----------------------------

7.   Continental Towers, Rolling Meadows, Cook County, Illinois

                                                                    SCHEDULE 1.2

                                  Commitments
                                  -----------


                                                            Commitment
Lender                                      Commitment      Percentage
------                                      ----------      ----------

BankBoston, N.A.                          $100,000,000          50%
Prudential Securities Credit Corporation  $100,000,000          50%

     Total                                $200,000,000         100%

                                 SCHEDULE 1.4

                               Letters of Credit
                               -----------------

-------------------------------------------------------------------------------
        Beneficiary                     IRB Project              Face Amount
        -----------                     -----------              -----------
-------------------------------------------------------------------------------
First Tennessee Bank N.A.    Nashville Office Building I, Ltd.   $ 4,915,069.00
-------------------------------------------------------------------------------
First Tennessee Bank N.A.    Old Kingston Properties, Ltd.       $ 3,583,905.00
-------------------------------------------------------------------------------
First Tennessee Bank N.A.    Professional Plaza, Ltd.            $ 9,215,754.00
-------------------------------------------------------------------------------
First Tennessee Bank N.A.    Centre Square II, Ltd.              $ 9,215,754.00
-------------------------------------------------------------------------------
TOTAL                                                            $26,930,482.00
-----
-------------------------------------------------------------------------------